ACCRUED AND OTHER LIABILITIES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
ACCRUED AND OTHER LIABILITIES
Accrued payroll and welfare	¥ 5,976		¥ 4,373
Payable for purchase of equipment and services	2,696		1,210
Receipt in advance	68		58
Amounts due to students	10,973		5,494
Loan from third party	4,875		5,738
Others	1,185		865
Total	¥ 25,773	$ 3,737	¥ 17,738